CURTISS WRIGHT

1Q 2012 Earnings Conference Call







Technologies that Matter

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of First Quarter 2012 Results

- Solid sales growth due to increased demand in commercial markets, led by commercial aerospace and oil & gas
- Diluted EPS of $0.48 exceeded guidance, excluding the gain on sale of heat treating business
- Strategic diversification across our defense markets limited downside risk
- Implementing restructuring and consolidation initiatives to drive long-term profitability
- Solid new order activity, particularly in naval defense and commercial aerospace
- Strong balance sheet

First Quarter 2012 Results (Continuing Operations)

($ in Millions)

		First Quarter 2012	% Change vs. Prior Yr
Sales:			
Flow Control	$	266.8	12%
Motion Control		165.1	3%
Metal Treatment		69.8	29%
Total Sales	**$**	**501.7**	**11%**
Operating Income:			
Flow Control	$	18.5	(1%)
Motion Control		12.9	(21%)
Metal Treatment		9.9	30%
Total Segments	**$**	**41.3**	**(3%)**
Corporate and Other		(5.8)	(75%)
Total Operating Income	**$**	**35.6**	**(9%)**

Key sales highlights:

- Sales growth of 11%
- Gains across all three segments, led by 29% surge in metal treatment segment
- Solid, double-digit increases in the commercial aerospace and oil & gas markets
- Defense sales led by solid growth in naval defense

Key operating income highlights:

- Operating income lower by 9%, despite strong 30% growth in Metal Treatment
- Impacted by planned restructuring and consolidation activities, start-up costs, program investments and higher long-term compensation costs
- Higher pension costs

*Organic results exclude the impact of FX, acquisitions and divestitures

First Quarter 2012 Operating Income Drivers

Key Positives

- Led by strong gains in Metal Treatment (+30%) across all major lines of business
- Favorable performance on long-term submarine contracts
- Benefiting from ongoing ramp up in commercial aircraft production rates and improved economic conditions

Key Challenges

- Flow Control:
  - Higher long-term compensation costs
  - Start-up costs / expected initial lower margins for super vessel business in oil & gas market
  - Slow recovery of large, international capital projects in oil & gas market
- Motion Control:
  - Planned restructuring and consolidation activities
  - Start-up costs, developmental costs and strategic investments
- Corporate:
  - Higher pension costs
  - Foreign exchange gains in prior year that did not recur

First Quarter 2012 EPS Reconciliation

First Quarter Results		Guidance (as of Feb. 14, 2012)
1Q'12 EPS from Continuing Operations	$0.42	
Add: Disc. Ops (Heat Treating in Q1)	$0.06	
Subtotal:	**$0.48**	***$0.40 - $0.44***
Add: Disc. Ops - Gain on Divestiture (Heat Treating) [1]	$0.39	
1Q'12 EPS as Reported	$0.87	

[1]Gain on sale expected to have slightly lower EPS impact on full year results as compared to the first quarter actual reported amounts due to expected higher diluted share count for the full year.

First Quarter 2012 End Markets Summary


Oil & Gas
12%
Aero
Defense
13%
Ground
Defense
5%
Power Gen
20%
Naval
Defense
18%
Other
Defense &
Gov't.
1%
Comm Aero
18%
Gen Industry
13%

Note: Percentages in chart relate to first quarter 2012 sales.

Key Positives

- Commercial markets up 17%, Defense up 1%
- Benefiting from ongoing ramp up in commercial aircraft production rates
- Super vessels in strong demand by international customers
- Increased revenues for U.S. AP1000 reactor projects; higher aftermarket demand for existing international operating reactors
- Increased sales on VA Class submarine, CVN-79 aircraft carrier and F-35 Joint Strike Fighter

Key Challenges

- Completion of EMALS (naval) and TOW ITAS (ground) defense programs
- Winding down of development phase on Global Hawk (aerospace defense)
- Lower naval foreign military sales
- Slow recovery of large, international capital projects in oil & gas market

2012E Market Outlook (as of May 1, 2012)

Management Guidance	FY2012E (Prior)	FY2012E (Current: Cont. Ops)
Aero Defense	2 - 4%	2 - 4%
Ground Defense	(2) - (4%)	(2) - (4%)
Naval Defense	3 - 5%	3 - 5%
Total Defense Including Other Defense	**3 - 5%**	**3 - 5%**
Commercial Aero	18 - 20%	18 - 20%
Oil & Gas	7 - 9%	6 - 8%
Power Generation	18 - 20%	18 - 20%
General Industrial	6 - 8%	5 - 7%
Total Commercial	**13 - 15%**	**13 - 15%**
Total Curtiss-Wright	**9 - 11%**	**9 - 11%**

Note: Guidance from continuing operations excludes the impact of the heat treating business from current and prior year results.

2012E Financial Outlook (as of May 1, 2012)

Management Guidance	FY2012E (Prior)	FY2012E (Current: Cont. Ops)
Total Sales	$2,230 - 2,270M 9% - 11%	$2,190 - 2,230M 9% - 11%
Flow Control	$1,170 - 1,180M 10% - 11%	$1,170 - 1,180M 10% - 11%
Motion Control	$750 - 770M 6% - 8%	$750 - 770M 6% - 8%
Metal Treatment	$310 - 320M 9% - 13%	$270 - 280M 9% - 13%
Operating Income CW Margin	$240 - 248M 10.7% - 10.9%	$213 - 221M 9.7% - 9.9%
Flow Control Margin	$119 - 122M 10.2% - 10.3%	$119 - 122M 10.2% - 10.3%
Motion Control Margin	$100 - 103M 13.3% - 13.4%	$100 - 103M 13.3% - 13.4%
Metal Treatment Margin	$51 - 53M 16.5% - 16.6%	$26 - 28M ** 9.8% - 10.0%
Corporate and Other	~$31M	~$32M

Full year amounts may not add due to rounding.

Notes: Guidance from continuing operations excludes the impact of the heat treating business and the related gain on sale.
** Metal Treatment segment's operating income also includes potential restructuring charge of $12 million.

2012E Metal Treatment Guidance Reconciliation

(as of May 1, 2012)

	2012 Guidance (as of Feb. 14)	Less: FY Heat Treating Results (Divestiture)	Less: Potential Restructuring	2012 Guidance (as of May 1)
Sales	$310 - 320M	($40M)		$270 - 280M
Operating Income	$51 - 53M	($13M)	($12M)	$26 - 28M
Operating Margin (%)	*16.5 - 16.6%*	*(2.3%)*	*(4.3%)*	*9.8 - 10.0%*

Pro-forma adjustment excluding potential restructuring from current year results:

	2012 Guidance (as of May 1)	Pro Forma 2012 ex. Potential Restructuring	2011 FY (Continuing Operations)	% Growth
Sales	$270 - 280M	$270 - 280M	$247M	9 - 13%
Operating Income	$26 - 28M	$38 - 40M	$33M	16 - 22%
Operating Margin (%)	*9.8 - 10.0%*	*14.1 - 14.3%*	*13.2%*	90 - 110bps

Note: Management is currently evaluating various restructuring initiatives within the Metal Treatment segment which are currently estimated to negatively impact diluted EPS by $0.17; the actual impact will be determined based upon the completion of the final evaluation.

2012E vs. 2011A Pro Forma Diluted EPS Reconciliation

(as of May 1, 2012)

Management Guidance	Diluted EPS	Growth % vs. Prior Year
2011 Full Year Pro Forma Diluted EPS*	$2.54	
*Excludes results of heat treating business and non-recurring R&D tax credit of $0.09		
2012E Full Year Diluted EPS (as of Feb. 14, 2012)	$2.95 - 3.05	10 - 14%
Add: Disc. Ops - Gain on Divestiture (Heat Treating)	$0.38	
Less: Disc. Ops (Heat Treating for Q2-Q4)	($0.14)	
Less: Metal Treatment Potential Restructuring	($0.17)	
2012E Full Year Diluted EPS (as of April 2, 2012)	$3.02 - 3.12	12 - 16%
Less: Disc. Ops (Heat Treating for Q1)	($0.06)	
Less: Disc. Ops - Gain on Divestiture (Heat Treating)	($0.38)	
Subtotal: Discontinued Ops	($0.44)	
2012E Full Year Diluted EPS from Continuing Operations (as of May 1, 2012)	$2.58 - 2.68	8 - 12%**

**EPS growth calculation excludes the Metal Treatment segment's potential restructuring charge of $0.17 from our 2012 results, as well as the R&D tax credit of $0.09 from our 2011 results.

2012E Financial Outlook (as of May 1, 2012)

Management Guidance	FY2012E (Prior)	FY2012E (Current: Cont. Ops)
Operating Income Growth rate	$240 - 248M 17% - 21%	$213 - 221M 10% - 14%
Pension Expense	~$26.5M	~$26.5M
Interest Expense, net	$33 - 34M	$31 - 32M
Diluted EPS	$2.95 - 3.05	$2.58 - 2.68
Diluted Shares Outstanding	47.5M	47.8M
Effective Tax Rate	32.0%	32.0%
Free Cash Flow (1)	$90 - 100M	$80 - 90M
Depreciation & Amortization	$100 - 105M	$100 - 105M
Capital Expenditures	$90 - 95M	$85 - 90M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $45 million to the Curtiss-Wright Pension Plan and $32 million in interest payments in 2012. The change in guidance from continuing operations is due to the removal of the heat treating business' operations from our 2012 projections.

Note: Guidance from continuing operations excludes the impact of the heat treating business and the related gain on sale.

Outlook for 2012 and Closing Comments

- Expecting double-digit growth in Sales, Operating Income and Adjusted EPS
- Strong performances anticipated in commercial aerospace and power generation markets
- Expecting a solid rebound in sales and profitability in oil & gas market
- Defense business showing ability to overcome delays in funding and program cancellations affecting industry
- Positioned for solid growth organically and through strategic acquisitions

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)

Three Months Ended March 31,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss - Wright		
	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg	2012	2011	Chg
Sales															
Organic	$ 251.7	$ 236.8	6%	$ 155.7	$ 159.8	(3%)	$ 58.9	$ 54.0	9%	$ -	$ -		$ 466.3	$ 450.6	3%
Incremental [1]	15.6 [2]	2.4 [4]		9.8 [2]	-		11.5 [2]	-		-	-		36.9 [2]	2.4 [4]	
Foreign Currency Fav (Unfav) [3]	(0.4)	-		(0.3)	-		(0.7)	-		-	-		(1.4)	-	
Total	$ 266.8	$ 239.1	12%	$ 165.1	$ 159.8	3%	$ 69.8	$ 54.0	29%	$ -	$ -		$ 501.7	$ 452.9	11%
Operating Income															
Organic	$ 18.4	$ 19.1	(3%)	$ 12.0	$ 16.3	(26%)	$ 9.5	$ 7.6	25%	$ (5.8)	$ (3.3)	(75%)	$ 34.1	$ 39.6	(14%)
OI Margin %	*7.3%*	*8.1%*	80bps	*7.7%*	*10.2%*	250bps	*16.1%*	*14.0%*	210bps				*7.5%*	*8.8%*	130bps
Incremental [1]	0.1 [2]	(0.4) [4]		0.5 [2]	-		0.6 [2]	-		-	-		1.2 [2]	(0.4) [4]	
Foreign Currency Fav (Unfav) [3]	(0.0)	-		0.5	-		(0.2)	-		-	-		0.3	-	
Total	$ 18.5	$ 18.6	(1%)	$ 12.9	$ 16.3	(21%)	$ 9.9	$ 7.6	30%	$ (5.8)	$ (3.3)	(75%)	$ 35.6	$ 39.2	(9%)
OI Margin %	*6.9%*	*7.8%*	90bps	*7.8%*	*10.2%*	240bps	*14.1%*	*14.0%*	10bps				*7.1%*	*8.7%*	160bps

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc., October 11, 2011 acquisition of South Bend Controls, July 28, 2011 acquisition of ACRA Control, Limited (ACRA), July 22, 2011 acquisition of IMR Test Labs, April 6, 2011 acquisition of Douglas, April 8, 2011 acquisition of BASF

(3) Organic results exclude the effects of current period foreign currency translation.

(4) We sold our legacy distribution business on July 29, 2011. The first quarter 2011 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results

Note: Amounts may not add due to rounding

1Q 2012 Segment Review – Flow Control


Oil & Gas
22%
Naval
Defense
31%
Gen Industrial
10%
Comm Aero
2%
Power Gen
35%

Segment Sales: $267 M

1Q 2012 Segment Review – Motion Control


Comm Aero
34%
Aero Defense
33%
Gen Industrial
11%
Other
Defense &
Gov't.
4%
Naval
Defense
4%
Ground
Defense
14%

Segment Sales: $165 M

1Q 2012 Segment Review – Metal Treatment


Comm Aero 40%
Gen Industrial 33%
Other Defense & Gov't. 2%
Aero Defense 14%
Power Gen 8%
Oil & Gas 3%

Segment Sales: $70 M